SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 25, 2015
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RESEARCH FRONTIERS INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-9399	11-2103466
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(IRS EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE
WOODBURY, NEW YORK 11797-2033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report of Form 8-K of Research Frontiers Incorporated, dated February 25, 2015 (the “Original Form 8-K”). This Form 8-K/A is being filed to correct a typographical error in the date cited and the omission of a location in the first sentence of the first paragraph of Item 7.01 of the Original Form 8-K, which is corrected by this filing to be “Brignais, France and Woodbury, NY – February 25, 2015”. This Form 8-K/A amends and restates in its entirety Item 8.01 of the Original Form 8-K. No other changes were made to the Original Form 8-K. References to the exhibits in this Form 8-K/A are references to the exhibits filed with the Original Form 8-K.

Item 7.01 Regulation FD Disclosure

Brignais, France and Woodbury, NY – February 25, 2015. Next week at the Helicopter Association International Heli-Expo in Orlando, Florida, Research Frontiers (Nasdaq: REFR) licensee Vision Systems will unveil its SPD-Smart Opti-Visor electronically dimmable sun visor for the aircraft market. Opti-Visor was developed by Vision Systems and uses patented SPD-Smart light-control film technology invented by Research Frontiers to dynamically adjust the tint of the sun visor to manage the changing light and glare conditions in the cockpit.

Opti-Visor is integrated seamlessly into the cockpit environment, and features both manual and automated control of the tint of the Opti-Visor panel. Using controls located directly on Opti-Visor’s large polycarbonate panel, pilots simply either select the level of tint manually, or select automated control. When automated management of light and glare is selected, a light sensor is used and the system continuously maintains, at an ideal level, the amount of light and glare experienced by the pilot.

Next week’s Heli-Expo event represents the first public showing of the SPD-Smart Opti-Visor electronically dimmable sun visor. Vision Systems has been collaborating with commercial and general aviation OEMs which have active Opti-Visor evaluation programs underway, including studies conducted at altitude on commercial airliners.

Solar control in the cockpit has always been a major challenge, and the industry requires a new solution now more than ever before due to the accelerating adoption of head-up displays (HUDs) and other factors. HUDs display information in front of the pilot, so that the pilot can see the data while continuing to look out the windshield. This data used to be displayed only on the instrument panel below the pilot, but now, with a HUD and the SPD-Smart Opti-Visor, the pilot can better see critical information while still looking out the windshield. Traditional cockpit shading products are an incomplete solution in many areas, and this is particularly true with regard to use of HUDs. With Vision Systems’ SPD-Smart Opti-Visor system, the level of light and glare experienced by the pilot is maintained at an ideal level, automatically and in real-time as tint adjustments are instant.

In addition to the need for a dynamically dimmable sun visor in aircraft cockpits, there is growing interest to replace the standard roller blind, located on the side windows of cockpits, with SPD-Smart electronically dimmable products that cover the window. Vision Systems is in position to provide this solution as well.

There is an increased focus on protecting pilots from harmful UV radiation, and Opti-Visor addresses this need as well. A recent study by the University of California found that spending 56 minutes in the cockpit at 30,000 feet is the equivalent of 20 minutes on a sunbed. Opti-Visor provides over 99.9% blockage of UV light at all times – both UVA and UVB. This performance is superior to other UV-blocking products because it includes protection throughout the entire harmful UVA and UVB wavelength range.

In addition to the public unveiling of Opti-Visor for cockpits, Vision Systems’ HAI Heli-Expo booth will feature their SPD-Smart products for fixed-wing and rotary-wing aircraft cabins, as described in the Vision Systems Heli-Expo press release. These Nuance and Noctis electronically dimmable window (EDW) products use Research Frontiers SPD-Smart light-control film technology as the foundation that delivers unprecedented benefits to all passengers on board all types of aircraft. At the touch of a button, passengers have the ability to instantly and precisely control the amount of daylight and glare coming through their window. This is something that is not possible with other variable tint shading technologies such as electrochromics. Passengers continue to enjoy views by tinting their SPD-Smart EDW to control the amount of sunlight and glare to a comfortable level, rather than blocking their entire view with a shade.

Vision Systems is at Booth 5404 at HAI Heli-Expo from March 3-5 in Orlando, Florida. It is the world’s largest helicopter trade show and exposition.

Details are noted in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This press release is also available on the Company's website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1     Research Frontiers Press Release dated February 25, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Seth L. Van Voorhees
By:	Seth L. Van Voorhees
Title:	CFO and VP, Business Development

Dated: February 26, 2015